Significant changes in the current reporting period	12 Months Ended
Jun. 30, 2025
Disclosure Of Significant Changes In Current Reporting Period [Abstract]
Significant changes in the current reporting period	Significant changes in the current reporting period
(i)    Significant events
The financial position and performance of the Group was affected by the following events during the year ended June 30, 2025:
•In July 2024, the Group resubmitted its Biologics License Application ("BLA") with the U.S. Food and Drug Administration ("FDA") for approval of Ryoncil® for the treatment of pediatric patients with steroid-refractory acute graft versus host disease ("SR-aGvHD"). In December 2024, the FDA approved Mesoblast’s Ryoncil® for the treatment of SR-aGvHD in children 2 months and older. This is the first FDA-approved mesenchymal stromal cell ("MSC") therapy. The Group began commercializing Ryoncil® in the United States for the treatment of pediatric patients with SR-aGvHD in March 2025. Revenue recognition relating to sales of Ryoncil® is presented net of deductions for chargebacks, copay and patient assistance, rebates, distribution fees, freight costs and returns, refer to Note 23(e)(ii). Assumptions associated with SR-aGvHD are included within the impairment assessment of Osiris MSC products within intangible assets, contingent consideration, inventory and the NovaQuest borrowings on the consolidated balance sheet and forecast cash usage.
•In August 2024, the compensation structure for short-term incentives were revised providing all employees with the choice to elect into receiving an option grant in lieu of cash payment of their short-term incentive entitlements pertaining to the years ended June 30, 2023 and 2024. This revised structure enabled the Group to avoid a $6.7 million cash payment of short-term incentives. The options granted in lieu of cash resulted in a $9.2 million increase in share-based payment expenses within the year ended June 30, 2025. Refer to Note 6(d)(i) for further discussion.
•In August 2024, the Company announced that the consolidated shareholder class action, filed in the Federal Court of Australia in 2022, had been settled subject to Federal Court approval which was subsequently obtained on December 13, 2024. The settlement (inclusive of interest and costs) was fully funded by the insurer and includes no admission of liability.
•In January 2025, the Group completed a global private placement primarily to Mesoblast Limited's existing major US, UK, and Australian shareholders raising approximately $161.0 million ($A260.0 million) at A$2.50 per share. Proceeds of $161.2 million were received and recognized in cash and cash equivalents in January 2025.
•In January 2025, the Group issued 10,228,239 ordinary shares as payment for a $20.0 million milestone within contingent consideration following the FDA approval of Ryoncil® in the treatment of children with SR-aGVHD in the United States in December 2024. The shares are subject to a 12-month lock-up period, if the share price decreases over the lock-up period an additional payment equal to the reduction in the share price multiplied by the amount of issued shares under that milestone payment is required to be paid. As a result the Group recognized a derivative financial liability of $10.3 million, which reflects the fair value of the issued shares as of June 30, 2025, refer to Note 5(g)(v).
•In January 2025, the Group issued 2,275,020 ordinary shares to Oaktree     for the exercise of 227,502 ADS warrants that were issued in December 2022. One ADS warrant is equivalent to 10 ordinary shares. The Group received $1.6 million of proceeds in relation to the exercise price of the warrants at US$7.24 per ADS. The fair value of $3.9 million relating to the warrants exercised and the exercise price of $1.6 million were recognized as issued capital within the equity statement, refer to Note 5(g)(vi).